UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2012

 HUBEI MINKANG PHARMACEUTICAL LTD.
(Exact name of registrant as specified in its charter)

 Nevada
(State or other jurisdiction
of incorporation

 000-53231
(Commission
File Number)

 26-2410685
(IRS Employer
Identification No.)

 55 Ubi Ave. 3, #03-01, Mintwell Building
Singapore
(Address of principal executive offices)

 408864
(Zip Code)

Registrant's telephone number, including area code +65-6747-7883

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

          (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

          (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

           (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CRF 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

On January 11, 2012, our indirect wholly-owned subsidiary, Hubei Minkang Pharmaceutical Co., Ltd. ("Hubei Minkang PRC"), and Hubei Bank Co., Ltd. (Yichang Branch) ("Hubei Bank") executed a loan contract ("Loan Contract #1"), where Hubei Minkang PRC loaned RMB 5,000,000 to be used as liquidity, with a loan period from January 11, 2012 to January 11, 2013 and having an interest rate of 7.315% per annum, which is calculated and paid monthly.

The foregoing description of Loan Contract #1 does not purport to be complete and is qualified in its entirety by reference to the Loan Contract #1, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

On April 5, 2012, our indirect wholly-owned subsidiary, Hubei Minkang PRC, and Hubei Bank executed a loan contract ("Loan Contract #2"), where Hubei Minkang PRC loaned RMB 5,000,000.00 to be used as liquidity, with a loan period from April 5, 2012 to April 5, 2013 and having an interest rate of 110% of the bank's benchmark rate, (7.315%) per annum, which is calculated and paid monthly.

The foregoing description of Loan Contract #2 does not purport to be complete and is qualified in its entirety by reference to the Loan Contract #2, which is filed as Exhibit 10.2 hereto, and is incorporated by reference herein.

Loan Contract #1 and Loan Contract #2 are both secured by the same maximum pledge contract (the "Maximum Pledge Contract"), dated December 23, 2010 between Hubei Minkang PRC and Yichang City Commercial Bank as Yichang City Commercial Bank merged with and into Hubei Bank.  Under the Maximum Pledge Contract, Loan Contract #1 and Loan Contract #2 are collateralized by certain of Hubei Minkang PRC's buildings and land use rights, however, Hubei Bank has required Hubei Minkang PRC to renew the insurance plan on the collateral for another 12 months.

The foregoing description of the Maximum Pledge Contract does not purport to be complete and is qualified in its entirety by reference to the Maximum Pledge Contract, which was filed as Exhibit 10.6 to our Current Report on Form 8-K filed on September 26, 2011, and is incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this item and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro Forma Financial Information.

Not applicable.

(c)     Shell Company Transactions.

Not applicable.

(d)     Exhibits.

Exhibit No.

Description of Exhibit

10.1

Loan Contract, dated January 11, 2012, among Hubei Minkang Pharmaceutical Co., Ltd. and Hubei Bank Co., Ltd. for RMB 5,000,000.

10.2

Loan Contract, dated April 5, 2012, among Hubei Minkang Pharmaceutical Co., Ltd. and Hubei Bank Co., Ltd. for RMB 5,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2012

Hubei Minkang Pharmaceutical Ltd.

By:

/s/ Ang Siew Khim

Name:

Ang Siew Khim

Title:

Secretary, Treasurer and Director